Restructuring costs (Details) (Employee termination, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Nov. 30, 2013 item	Nov. 30, 2012 item	Nov. 30, 2011 item
Employee termination
Restructuring costs
Number of employees of the entity reduced	216	264	129
Employee reduction (as a percent)	11.00%	13.00%	6.00%
Total cost of employee terminations	$ 3,672	$ 3,520	$ 2,750
Cash paid for restructuring costs	3,028	2,484	1,439
Cost of retiring assets associated with leased properties		$ 600